                                                                   EXHIBIT 10.25

                                FIRST AMENDMENT
                                ---------------

                            (AND WAIVER AND CONSENT)

     THIS DOCUMENT is entered into as of June 27, 1997, between the following parties:

     . TRIKON TECHNOLOGIES, INC., a California corporation formerly known as Plasma & Materials Technologies, Inc. ("US BORROWER").

     . TRIKON TECHNOLOGIES LIMITED, a corporation (registered No. 1373344) organized under the laws of England formerly known as Electrotech Limited, and TRIKON EQUIPMENTS LIMITED, a corporation (registered No. 939289) organized under the laws of England formerly known as Electrotech Equipments Limited (collectively, "UK BORROWERS").

     .  Lenders under the Credit Agreement described below.

     . NATIONSBANK OF TEXAS, N.A., as Administrative Agent for Lenders ("ADMINISTRATIVE AGENT").

     .  LLOYDS BANK PLC, UK-Collateral Agent for Lenders ("UK-COLLATERAL
        AGENT").

     A. US Borrower, UK Borrowers, Lenders, Administrative Agent, and UK-Collateral Agent are party to the Credit Agreement (as renewed, extended, and amended before the date of this document, the "CREDIT AGREEMENT") dated as of November 15, 1996, providing for the extension of credit to (1) US Borrower in a total outstanding principal amount of up to $11,000,000 and (2) UK Borrowers in a total outstanding principal amount of up to $24,000,000. US Borrower, UK Borrowers, Lenders, Administrative Agent, and UK-Collateral Agent have agreed to amend the Credit Agreement and other Loan Documents in respect of the matters described in PARAGRAPHS 2 and 3 below.

     B. US Borrower's name was changed to Trikon Technologies, Inc., effective as of March 31, 1997, UK Borrowers' names have changed to Trikon Technologies Limited and Trikon Equipments Limited, and other Companies names may have also changed as reflected on the attached AMENDED SCHEDULE 8.3 (the "NAME CHANGES"), and Borrowers have requested that Lenders waive any defaults resulting from US Borrower's failure to give Administrative Agent 30-days written notice of the Name Changes as required by the Security Agreement (as renewed, extended, and amended before the date of this document, the "SECURITY AGREEMENT") dated as of November 15, 1996, executed by US Borrower and Administrative Agent.

     C. US Borrower has proposed a modification to the ownership structure of UK Borrowers that would result in the structure more particularly described in the definitions in PARAGRAPH 2(B) below of the terms Restructure Phase I and Restructure Phase II and as reflected in the organizational chart and table on the attached AMENDED SCHEDULE 8.3. Borrowers have requested that Lenders consent to that restructure.

     D. It is proposed that Plasma & Materials Technologies (Korea) Co. Ltd. issue 10% of its capital stock (the "KOREAN STOCK") to Mr. Tae Soo Kim upon his agreement, at US Borrower's option upon termination of Mr. Kim's employment, to exchange the Korean Stock with US Borrower for shares of US Borrower's stock of substantially the same value in the future (the "ISSUANCE AND REPURCHASE"), and Borrowers have requested that Lenders consent to the Issuance and Repurchase.

     E. Lenders have agreed, subject to the terms and conditions of this document, to the proposed amendments to the Loan Documents, the waiver of certain provisions of the Security Agreement in respect of the Name Changes and the other matters described in PARAGRAPH 4 below, and the consent to the restructure described above, the Issuance and Repurchase, and the other matters described in PARAGRAPH 5 below.

     ACCORDINGLY, for adequate and sufficient consideration, US Borrower, UK Borrowers, Lenders, Administrative Agent, and UK-Collateral Agent agree as follows:

1.   TERMS AND REFERENCES.  Unless otherwise stated in this document (A) terms
     --------------------
defined in the Credit Agreement have the same meanings when used in this document and (B) references to "SECTIONS," "SCHEDULES," and "EXHIBITS" are to the Credit Agreement's sections, schedules, and exhibits.

2.   AMENDMENTS TO CREDIT AGREEMENT.  The Credit Agreement is amended as
     ------------------------------
follows:

     (A) The following definitions in SECTION 1.1 are amended as follows:

          (1) The following sentence is added to the end of the definition of APPLICABLE MARGIN:

          From the effective date of the First Amendment through the date that Administrative Agent receives the Current Financials and Compliance Certificate for the quarter ending March 31, 1998, the Applicable Margin is deemed to be 3.00% for Euro-Rate Borrowings and 1.00% for Base-Rate Borrowings.

          (2) The introductory phrase in the definition of EBITDA is entirely amended as follows:

               "EBITDA" means (for any Person, for any period, without duplication, and after excluding -- EXCEPT ONLY for the purposes of the calculation of the ratio in SECTION 13.3 for the three quarters ended December 31, 1997 -- the effects of Opinion 16 of the Accounting Principles Board of the American Institute of Certified Public Accountants and excluding the charge off of intangibles in connection with the CVD Transaction to the extent that those intangibles cannot be amortized) the SUM of:

          (3) CLAUSE (a) in the definition of ELIGIBLE ACCOUNTS is entirely amended as follows:

          (a) the portion of any account not paid within 120 days after the respective invoice's issue date and, regardless of its aging, any account charged off for accounting purposes,

          (4) The following sentence is added to the end of the definition of OVERDRAFT EXPOSURE:

          Notwithstanding the above, for purposes of calculating the UK-Facility-Commitment Usage, the Overdraft Exposure may never be less than zero.

          (5) In the definition of PERMITTED INVESTMENTS, CLAUSE (l) is entirely amended as follows, CLAUSE (k) (where it erroneously appears the second time, after CLAUSE (l)) is relettered as CLAUSE (m), and a new CLAUSE (n) is entirely added as follows:

               (l) (i) The Rate-Protection Arrangement entered into by US Borrower with NationsBank of Texas, N.A., in the form of the U.S. Dollar Interest Rate Swap Transaction dated February 12, 1997, in a notional amount of $86,250,000 and all renewals, extensions, amendments, and replacements to or for that transaction (PROVIDED THAT any extension of the term or increase of notional amount must be first approved by Lenders); (ii) the Rate-Protection Arrangement entered into by US Borrower with NationsBank of Texas, N.A., in the form of the U.S. Dollar Interest Rate Swap Transaction entered into in June 1997, in a notional amount of $64,687,500 and all renewals, extensions, amendments, and replacements to or for that transaction; (PROVIDED THAT any extension of the term or increase of notional amount must be first approved by Lenders); (iii) any one or more Rate-Protection Arrangements entered into by any Borrower to convert any of its floating-rate obligations to fixed-rate obligation and all renewals, extensions, amendments, and replacements to or for those transactions that continue only to involve converting floating-rate obligations to fixed-rate obligations; (iv) any one or more Rate-Protections Arrangements required by Majority Lenders under SECTION 9.13(a) and all renewals, extensions, amendments, and replacements to or for those transactions (PROVIDED THAT any extension of the term or increase of notional amount must be first approved by Majority Lenders); (v) any one or more Rate-Protections Arrangements required by Lenders under SECTION 9.13(b) and all renewals, extensions, amendments, and replacements to or for those transactions (PROVIDED THAT any extension of the term or increase of notional amount must be first approved by Lenders); and (vi) Foreign-Exchange Arrangements that are spot trades involving no ongoing risk or liability to any Company.

               (n) The CVD Transaction SO LONG AS promptly following the consummation of that transaction PMT CVD Partners, L.P., and CVD, Inc., are liquidated and dissolved with all of their respective assets and properties (including, without limitation, all cash and cash equivalents) being distributed to US Borrower.

          (6) The parenthetical clause at the end of the definition of TANGIBLE-NET WORTH is entirely deleted.

     (B) SECTION 1.1 is amended to entirely amend or to add the following definitions among the definitions in that section in alphabetical order:

               "BORROWING BASE" means -- at any time, for any Borrower, and without duplication -- the SUM of the Dollar Equivalent of (a) 80% of Eligible Accounts owed to that Borrower by Domestic Persons and certain Foreign Subsidiaries of Domestic Persons designated by agreement of all Lenders from time to time, PLUS (b) 50% of Eligible

          Accounts owed to that Borrower by Foreign Persons (including any Foreign Subsidiary of any Domestic Person that has not been designated by Lenders as being included in CLAUSE (A) preceding), PLUS (c) through September 29, 1997, 50% of Eligible-Dated Accounts owed to that Borrower by any Person, and after September 29, 1997, none of those Eligible-Dated Accounts, PLUS (d) 100% of Eligible Accounts, whether owed by Domestic or Foreign Persons, to the extent not already included under any of the preceding clause and to the extent supported by one or more letters of credit that are in form and substance and issued by one or more financial institutions acceptable to Administrative Agent in its sole discretion, PLUS (e) 25% of Eligible-Demonstration Systems owned by that Borrower (SO LONG AS the portion of Eligible-Demonstration Systems included in this clause for both Borrowing Bases under this agreement may never exceed $2,000,000), MINUS (f) Foreign-Exchange Exposure under all Foreign-Exchange Arrangements for each of the Companies, MINUS (g) the total Rate-Protection Exposure under all Rate-Protection Arrangements for each of the Companies. The Borrowing Base for the US Facility is the Borrowing Base applicable to US Borrower and, in respect of CLAUSES
          (f) and (g) above, the Domestic Companies; and the Borrowing Base for the UK Facility is the Borrowing Base applicable to UK Borrowers and, in respect of CLAUSES (f) and (g) above, the Foreign Companies.

               "CVD TRANSACTION" means the acquisition by US Borrower, for a total consideration consisting of 637,200 shares of newly-issued common stock of US Borrower, of (a) all of the outstanding limited partnership interests of PMT CVD Partners, L.P., a California limited partnership, that are not already owned by US Borrower, and (b) all of the outstanding shares of capital stock of CVD, Inc., a California corporation, that are not already owned by US Borrower.

               "ELECTROTECH GMBH" means Electrotech Equipments Gmbh, a corporation formed under the laws of Germany and a wholly owned Subsidiary of Trikon Equipments Limited.

               "ELECTROTECH SARL" means Electrotech Equipments SARL, a corporation formed under the laws of France and a wholly owned Subsidiary of Trikon Equipments Limited.

               "FIRST AMENDMENT" means the First Amendment to Credit Agreement dated as of June 27, 1997, and entered into by Borrowers, Lenders, and Agents in respect of this agreement.

               "FOREIGN-EXCHANGE ARRANGEMENT" means any arrangement for foreign-currency-exchange protection.

               "FOREIGN-EXCHANGE EXPOSURE" means, for any Foreign-Exchange Arrangement and at any time, the amount, if any, that would be payable to the Foreign-Exchange Party in that Foreign-Exchange Arrangement if that Foreign-Exchange Arrangement were terminated at that time, in each case, determined by Administrative Agent in good faith in reliance upon any information (including any information provided by the Foreign-Exchange Party) that Administrative Agent believes (with no obligation to verify accuracy) to be accurate.

               "FOREIGN-EXCHANGE PARTY" means, at any time, any party that has entered into a Foreign-Exchange Arrangement with any Company.

               "HEDGING AGREEMENT" means, for any Person, any present or future, whether master or single, agreement, document, or instrument providing for or constituting an agreement to enter into (a) commodity hedges in the normal course of business in accordance with prior practices of that Person before the date of this agreement for purposes of hedging material purchases, (b) Foreign-Exchange Arrangements, (c) Rate-Protection Arrangements, and (d) interest-rate-hedging products involving a payment premium for which that Person has no future liability.

               "HOLDING COMPANIES" means US Holdings, UK Holdings, Trikon Investments, and Trikon Lux.

               "INVESTMENT," in respect of any Person, means any (a) loan, advance, extension of credit, or capital contribution to that Person,
          (b) investment in that Person, (c) purchase or commitment to purchase any equity securities or Debt issued by that Person or substantially all of the assets or a division or other business unit of that Person, and (d) any Hedging Agreement binding upon that Person.

               "LENDER LIEN" means any present or future Lien (subject only to any applicable Permitted Lien) securing the US Obligation, the UK Obligation, or both and assigned, conveyed, or granted to or created in favor of either Agent for the benefit of any Lender or any Affiliate of any Lender who is a Foreign-Exchange Party or Rate-Protection Party.

               "LENDER WARRANTS" is defined in SECTION 5.7.

               "MAJORITY LENDERS" means, at any time, any combination of Lenders holding (directly or indirectly) at least EITHER (a) before the Termination Date, 51% of the SUM of the total US-Facility Commitments PLUS the total UK-Facility Commitments, OR (b) on or after the Termination Date, 51% of the SUM of the US-Facility-Commitment Usage PLUS the UK-Facility-Commitment Usage.

               "PMT/FSC" means PMT Foreign Sales Corporation and a wholly owned Subsidiary of US Borrower.

               "RATE-PROTECTION ARRANGEMENT" means any interest-rate swap, cap, collar, or similar arrangement.

               "RATE-PROTECTION EXPOSURE" means, for any Rate-Protection Arrangement and at any time, the amount, if any, that would be payable to the Rate-Protection Party in that Rate-Protection Arrangement for any "agreement value" as though that Rate-Protection Arrangement were terminated at that time, in each case (a) calculated as provided in the International Swap Dealers Association Inc. Code of Standard Wording, Assumptions, and Provisions for SWAPS and (b) determined by Administrative Agent in good faith in reliance upon any information (including any information provided by the Rate-Protection Party) that Administrative Agent believes (with no obligation to verify accuracy) to be accurate.

               "RATE-PROTECTION PARTY" means, at any time, any party that has entered into a Rate-Protection Arrangement with any Company.

               "RESTRUCTURE NOTES" means the promissory notes created as part of the Restructure Phase I and the Restructure Phase II.

               "RESTRUCTURE PHASE I" means the restructure of the ownership of UK Borrowers whereby (a) US Borrower transfers 1% of the outstanding shares of capital stock of each UK Borrower to US Holdings in exchange for all of the issued and outstanding capital stock of US Holdings,
          (b) US Holdings transfers that 1% ownership in each UK Borrower to UK Holdings in exchange for (i) 1% of the outstanding shares of capital stock of UK Holdings and (ii) UK Holdings' promissory note payable to US Holdings in the stated amount of $843,200, and (c) US Borrower transfers the remaining 99% of the outstanding shares of capital stock of each UK Borrower to UK Holdings in exchange for (i) 99% of the outstanding shares of capital stock of UK Holdings and (ii) UK Holdings' promissory note payable to US Borrower in the stated principal amount of $83,456,800.

               "RESTRUCTURE PHASE II" means the restructure of the ownership of the Restructure Notes payable to US Borrower and US Holdings as part of the Restructure Phase I whereby (a) US Holdings as general partner and US Borrower as limited partner form Trikon Investments and contribute to Trikon Investments both of those Restructure Notes, (b) Trikon Investments enters into an asset purchase agreement with Trikon Lux under which it transfers those Restructure Notes to Trikon Lux in exchange for (i) all of the outstanding equity of Trikon Lux, (ii) Trikon Lux's promissory note payable to Trikon Investments promissory note approximately in the stated principal amount of (Pounds)26,397,388 (or the Dollar Equivalent of that amount) with a ten-year maturity and 7.4% interest rate, and (iii) Trikon Lux's promissory note payable to Trikon Investments promissory note approximately in the stated principal amount of (Pounds)26,397,388 (or the Dollar Equivalent of that amount) with a five-year maturity and 7.2% interest rate, and (c) Trikon Lux and UK Holdings enter into a a modification of the Restructure Notes created as part of the Restructure Phase I whereby those Restructure Notes are combined into a single promissory note approximately in the stated principal amount of (Pounds)53,101,693 (or the Dollar Equivalent of that amount).

               "SERIES G ISSUE" means the issuance of US Borrower's Series G Preferred Stock, no par value, under the Stock Purchase Agreement entered into in June 1997, between US Borrower and certain investors.

               "SUBORDINATED DEBT," at any time, means (a) the Subordinated Notes, and (b) Debt SO LONG AS that Debt (i) is subject to subordination, payment blockage, and standstill provisions at least as favorable to Lenders as applicable to the Subordinated Notes, (ii) is subject to representations, covenants, events of default, and other provisions not significantly more onerous to US Borrower than the Subordinated Notes, (iii) does not have any scheduled or mandatory principal or sinking fund payment due before December 31, 1999, and (iv) is upon terms and conditions otherwise reasonably acceptable to Required Lenders.

               "TRIKON INVESTMENTS" means Trikon (U.K.) Investments, L.P., a limited partnership formed under the laws of England.

               "TRIKON JAPAN" means Trikon Technologies KK, a corporation formed under the laws of Japan and a wholly owned Subsidiary of US Borrower.

               "TRIKON KOREA" means Plasma & Materials Technologies (Korea) Co., Ltd., a corporation formed under the laws of South Korea and a Subsidiary of US Borrower.

               "TRIKON LUX" means Trikon (Lux) Investments, SARL, a limited liability company formed under the laws of Luxembourg.

               "UK HOLDINGS" means Trikon Holdings Limited, a corporation organized under the laws of England.

               "UK OBLIGATION" means all present and future (a) Debts, liabilities, and obligations of any Company to either Agent, any Lender under the UK Facility, Overdraft Lender, or the Issuer under the BG/LC Subfacility and related to the UK Facility and any Loan Document, whether principal, interest, fees, costs, attorneys' fees, or otherwise, (b) Debts, liabilities, or obligations owed by any Foreign Company to any Lender or any Affiliate of any Lender who, in either case, is also a Foreign-Exchange Party or a Rate-Protection Party, in each case under any Foreign-Exchange Arrangement or Rate-Protection Arrangement, and (c) renewals, extensions, and modifications of any of the foregoing.

               "US HOLDINGS" means PMT U.S. Holdings, Inc., a California corporation and wholly owned Subsidiary of US Borrower.

               "US OBLIGATION" means all present and future (a) Debts, liabilities, and obligations of any Domestic Company to Administrative Agent, any Lender, the Issuer under the LC Subfacility, or Arranger and related to the US Facility and any Loan Document, whether principal, interest, fees, costs, attorneys' fees, or otherwise, (b) Debts, liabilities, or obligations owed by any Company to any Lender or any Affiliate of any Lender who, in either case, is also a Foreign-Exchange Party or a Rate-Protection Party, in each case under any Foreign-Exchange Arrangement or Rate-Protection Arrangement, and (c) renewals, extensions, and modifications of any of the foregoing.

     (C) The last sentence of SECTION 4.11(b) is entirely amended as follows:

          Notwithstanding the foregoing (A) payments between counterparties pursuant to the terms of any Hedging Agreement between any Company and any Lender or Affiliate of any Lender shall be applied first in accordance with that agreement, (B) payments between counterparties pursuant to the terms of multiple Hedging Agreement between any Company and any Lender or Affiliate of any Lender shall be netted against each other in accordance with those agreements, (C) upon any Event of Default, Overdraft Lender (1) is entitled and instructed to first set off against any of the Overdraft Balances all amounts outstanding under the Overdraft Subfacility (including without limitation, the Overdraft Differential) before the foregoing provisions become applicable, (2) is entitled to retain for its own account the amount of that set off up to but not in excess of the Overdraft Differential, and (3) shall otherwise share that set off with Lenders under SECTION 4.12(b).

     (D) A new SECTION 5.7 is added to read as follows:

               5.7  FIRST AMENDMENT FEE.  In consideration for Lenders'
                    -------------------
          execution of, and as a condition precedent to the effectiveness of, the First Amendment, US Borrower shall issue to Lenders warrants (the "LENDER WARRANTS"), substantially in the form of EXHIBIT G. The Lender Warrants shall be for the purchase of 116,667 shares of US Borrower's Common Stock. The exercise price in the Lender Warrants shall be $6.75 per share. The Lender Warrants shall be issued ratably to each Lender based upon its Commitment Percentage in respect of the combined US Facility and UK Facility with the number of shares for each Lender rounded upward to the nearest number of full shares.

     (E) SECTION 6.1 is amended by adding the following clause at the end of the last sentence in it:

          OTHER THAN (for so long as the representations in SECTION 8.22 remain true and correct in respect of each of them, respectively) PMT/FSC, Trikon Japan, Trikon Korea, Trikon Investments, Trikon Lux, Electrotech Gmbh, and Electrotech SARL.

     (F) SECTION 6.3(a) is amended by adding the following parenthetical clause at the end of it:

          OTHER THAN (for so long as the representations in SECTION 8.22 remain true and correct in respect of each of them, respectively) PMT/FSC, Trikon Japan, Trikon Korea, Trikon Investments, Trikon Lux, Electrotech Gmbh, and Electrotech SARL.

     (G) A new SECTION 6.6 is added as follows:

               6.6  RESTRUCTURE NOTES.  Notwithstanding any contrary provision
                    -----------------
          in this SECTION 6 or otherwise, Borrowers shall cause all Restructure Notes now or in the future executed and delivered by any Company to be pledged (a) if held by a Domestic Company, to

          Administrative Agent to secure the US Obligation and the UK Obligation, and (b) if held by a Foreign Company, to UK Collateral Agent to secure the UK Obligation.

     (H) A new SECTION 8.22 is added as follows:

               8.22  CERTAIN COMPANIES' OPERATIONS AND ASSETS.
                     ----------------------------------------

                    (a) PMT/FSC, Trikon Japan, and Trikon Korea conduct foreign sales operations for US Borrower, generate accounts receivable in US Borrower's name, conduct no other operations, and have as their sole respective assets their corporate names and furniture, fixtures, inventory, and miscellaneous other assets having a total fair-market value of less than $__________ each.

                    (b) Electrotech Gmbh and Electrotech SARL conduct foreign
               sales operations for UK Borrowers, generate accounts receivable in a UK Borrower's name, conduct no other operations, and have as their sole respective assets their corporate names and furniture, fixtures, inventory, and other miscellaneous assets having a total fair-market value of less than $__________ each.

                    (c) Trikon Investments and Trikon Lux, when formed, will
               conduct no operations (OTHER THAN those contemplated pursuant to Restructure Phase II) and will have as their sole respective assets their own names and (i) in the case of Trikon Investments, its ownership of Trikon Lux, and (ii) in the case of Trikon Lux, its ownership of the Restructure Notes delivered as part of the Restructure Phase II.

                    (d) Neither US Holdings nor ETS owns any patents,
               trademarks, copyrights, or trade names.

     (I) SECTION 9.1(b) is entirely amended as follows:

               (b) QUARTERLY FINANCIALS.  Promptly after preparation but no
                   --------------------
          later than 30 days after the last day of each of the first three fiscal quarters of the Companies each year, Financials showing the Companies' consolidated and consolidating financial condition and results of operations for that fiscal quarter and for the period from the beginning of the current fiscal year to the last day of that fiscal quarter, accompanied by a Compliance Certificate.

     (J) SECTION 9.1(c) is entirely amended as follows:

               (c) BORROWING-BASE REPORTS.  Borrowing-Base Reports for the US
                   ----------------------
          Facility and for the UK Facility (i) as required on SCHEDULE 7.1 and
          7.2 and (ii) otherwise, promptly after preparation but no later than 30 days after the last day of each calendar month with respect to the Borrowing Bases as of that last day.

     (K) New SECTIONS 9.1(j), (k), and (l) are added as follows:

               (j) MONTHLY REPORTS.  Promptly after preparation but no later
                   ---------------
          than 30 days after the last day of each calendar month (i) a summary form, reasonably acceptable to Administrative Agent, of the Companies' accounts-receivable aging and (ii) a report of revenues of the Companies for that calendar month on a business-segment basis.

               (k) POST-AMENDMENT INFORMATION.  By no later than July 31, each
                   --------------------------
          document and other item listed in PARTS B and D on ANNEX A attached to the First Amendment.

               (l) RESTRUCTURE INFORMATION.  Within ten days after the formation
                   -----------------------
          of Trikon Investments and Trikon Lux and the completion of the Restructure Phase II, each document and other item listed in PART C on ANNEX A to the First Amendment.

     (L) A new SECTION 9.13 is added as follows:

               9.13  RATE-PROTECTION ARRANGEMENTS.  Promptly upon the reasonable
                     ----------------------------
          request of:

                    (a) Majority Lenders (i) US Borrower shall enter into such
               Rate-Protection Arrangements with respect to the US Obligation or any other Debt it may have as Majority Lenders require in order to convert floating-rate obligations to fixed-rate obligations, and (ii) UK Borrowers shall each enter into such Rate-Protection Arrangements with respect to the UK Obligation or any other Debt it may have as Majority Lenders require in order to convert floating-rate obligations to fixed-rate obligations.

                    (b) Lenders (i) US Borrower shall enter into such Rate-
               Protection Arrangements with respect to the US Obligation or any other Debt it may have as Lenders require in order to convert fixed-rate obligations to floating-rate obligations, and (ii) UK Borrowers shall each enter into such Rate-Protection Arrangements with respect to the UK Obligation or any other Debt it may have as Lenders require in order to convert fixed-rate obligations to floating-rate obligations.

     (M) SECTION 10.2(f) is entirely amended as follows:

               (f) Hedging Agreements (to the extent the same constitute Permitted Investments); trade payables, accrued taxes, and other liabilities that do not constitute Funded Debt; and endorsements of negotiable instruments in the ordinary course of business.

     (N) SECTION 10.3(d) is entirely deleted and SECTION 10.3(e) is amended as follows:

          and (d) prepayment of Subordinated Debt with the proceeds of common stock issued by US Borrower (OTHER THAN any of the proceeds of the CVD Transaction or the Series G Issue whether received before or after the date of the First Amendment).

     (O) SECTION 10.4(b) is entirely amended as follows:

          (b) the applicable representations, covenants, events of default, and other provisions are significantly more onerous to the obligor than exists for the Subordinated Notes on the date of this agreement,

     (P) A new SECTION 10.16 is entirely added as follows:

               10.16  HOLDING COMPANIES.  Notwithstanding any contrary provision
                      -----------------
          in this SECTION 10, no Holding Company may (a) have any assets, OTHER THAN, (i) the capital stock of their respective direct Subsidiaries as reflected on SCHEDULE 8.3, (ii) their corporate names and franchises,
          (iii) Restructure Notes they may now or in the future hold in connection with the Restructure Phase I or the Restructure Phase II), and (iv) deposit accounts into which payments on the Restructure Notes may be deposited and withdrawn, (b) have any separate employees or operations, (c) have any Debt, OTHER THAN its obligations in respect of (i) the UK Obligation or the US Obligation, as the case may be, and
          (ii) the Restructure Notes, (d) make any expenditures for the acquisition, construction, improvement, or replacement of land, buildings, equipment, or other fixed or capital assets or leaseholds,
          (e) make any Investment, OTHER THAN (i) ownership of its respective Subsidiaries as reflected on SCHEDULE 8.3, (ii) ownership of the Restructure Notes, as applicable, and (iii) Investments in UK Borrowers of the proceeds of the Restructure Notes directly or through UK Holdings,(f) be party to or bound by any Employee Plans, or (g) enter into any transactions with any of its Affiliates OTHER THAN the transactions contemplated as part of the Restructure Phase I or the Restructure Phase II.

     (Q) A new SECTION 11.4 is entirely added as follows:

               11.4  DOMESTIC HOLDING COMPANY.  Notwithstanding any contrary
                     ------------------------
          provision in this SECTION 11, US Holdings may not (a) sell, assign, lease, transfer, or otherwise dispose of any of its assets OTHER THAN as contemplated as part of the Restructure Phase I or the Restructure Phase II, (b) create, incur, or suffer or permit to be created or incurred or to exist any Lien except Lender Liens upon any of its assets, or (c) merge or consolidate with any other Person or dissolve.

     (R) A new SECTION 12.4 is entirely added as follows:

               12.4  FOREIGN HOLDING COMPANIES.  Notwithstanding any contrary
                     -------------------------
          provision in this SECTION 12, none of UK Holdings, Trikon Investments, and Trikon Lux, may (a) sell, assign, lease, transfer, or otherwise dispose of any of its assets OTHER THAN as contemplated as part of the Restructure Phase I or the Restructure Phase II, (b) create, incur, or suffer or permit to be created or incurred or to exist any Lien except Lender Liens upon any of its assets, or (c) merge or consolidate with any other Person or dissolve.

     (S) SECTION 13.1 is entirely amended as follows:

               13.1  TANGIBLE-NET WORTH.  The Companies' Tangible-Net Worth ever
                     ------------------
          to be less than:

                    (a) On June 30, 1997, and September 30, 1997, a negative
               $14,500,000; and

                    (b) On December 31, 1997, and on the last day of each
               subsequent quarter, the SUM of (i) a negative $14,500,000, PLUS (only to reduce and not further increase the previous negative number) (ii) 75% of the Companies' cumulative net income (without deduction for losses) after September 30, 1996, PLUS (only to reduce and not further increase the previous negative number), and (iii) 75% of the net (I.E., gross less usual and customary underwriting, placement, and other related costs and expenses) proceeds of the issuance of any equity securities (OTHER THAN in connection with the CVD Transaction and the Series G Issue) by US Borrower after the date of the First Amendment.

     (T) SECTION 13.2 is entirely amended as follows:

               13.2  QUICK RATIO.  The RATIO of (a) the sum of the Companies'
                     -----------
          cash and accounts receivable TO (b) the Companies' current liabilities (inclusive of all Principal Debt, LC Exposure, BG/LC Exposure, and Overdraft Exposure, regardless of maturity) ever to be LESS THAN 0.90 to 1.00 on June 30, 1997, and on the last day of each subsequent quarter.

     (U) SECTION 13.3 is entirely amended as follows:

               13.3  EBITDA. The Companies' EBITDA to ever be less than the
                     ------
          amount for the corresponding period described in the table below:


          ============================================================
               PERIOD                                         EBITDA
          ============================================================
          Quarter ended 6/30/97                            -$1,500,000
          ------------------------------------------------------------
          Quarter ended 9/30/97                           $       1.00
          ------------------------------------------------------------
          Three Quarters ended 12/31/97                   $       1.00
          ------------------------------------------------------------
          Four Quarters ended 3/31/98                     $ 21,000,000
          ------------------------------------------------------------
          Four Quarters ended 6/30/98                     $ 30,000,000
          ------------------------------------------------------------

          ============================================================
               PERIOD                                         EBITDA
          ============================================================
          Four Quarters ended 9/30/98                     $ 37,000,000
          ------------------------------------------------------------
          Four Quarters ended 12/31/98                    $ 38,000,000
          ------------------------------------------------------------
          Four Quarters ended 3/31/99 and thereafter      $ 40,000,000
          ============================================================


     (V) SECTION 13.4 is entirely amended as follows:

               13.4  SENIOR DEBT/EBITDA.  The RATIO of the Companies' Senior
                     ------------------
          Debt as of the last day of each fiscal quarter TO the Companies' EBITDA to ever exceed the ratio for the corresponding period described in the table below:


          =============================================================
               PERIOD                                         EBITDA
          =============================================================
           Four Quarters ended 3/31/98                     1.75 to 1.00
          -------------------------------------------------------------
           Four Quarters ended 6/30/98                     1.20 to 1.00
          -------------------------------------------------------------
           Four Quarters ended 9/30/98 and thereafter      1.00 to 1.00
          =============================================================

     (W) SECTION 13.5 is entirely amended as follows:


               13.5  INTEREST COVERAGE. The ratio of the Companies' EBITDA to
                     -----------------
           the Companies' Interest Expense ever to be less than the ratio for the corresponding period described in the table below:

          =============================================================
               PERIOD                                         EBITDA
          =============================================================
           Four Quarters ended 3/31/98                     2.50 to 1.00
          -------------------------------------------------------------
           Four Quarters ended 6/30/98                     3.25 to 1.00
          -------------------------------------------------------------
           Four Quarters ended 9/30/98 and thereafter      3.50 to 1.00
          =============================================================


     (X) A new SECTION 14.11 is entirely added as follows:

               14.11  OTHER AGREEMENTS.  The occurrence of a default or an event
                      ----------------
          of default under (after expiration of all notices and grace periods required by) any Foreign-Exchange Agreement or any Rate-Protection Agreement between any one or more Companies and any Lender or Affiliate of any Lender.

     (Y) SCHEDULE 8.3 and EXHIBITS D-7 and D-9 are entirely amended in the form of, and all references in the Credit Agreement to SCHEDULE 8.3 and EXHIBITS D-7 and D-9 are changed to, the attached AMENDED SCHEDULE 8.3 and AMENDED EXHIBITS D-7, D-8, and D-9, respectively.

     (Z) A new EXHIBIT G is added in the form of the attached EXHIBIT G.

3.   AMENDMENTS TO LOAN DOCUMENTS.  Each Loan Document is hereby amended where
     ----------------------------
necessary to (A) amend all references to Plasma & Materials Technologies, Inc., to be references to Trikon Technologies, Inc., (B) amend all references to Electrotech Limited to be references to Trikon Technologies Limited, (C) amend all references to Electrotech Equipments Limited to be references to Trikon Equipments Limited, and (D) change all references to the laws of the State of Texas (other than in any guaranties) as the governing law to be references to the laws of the State of California.

4.   WAIVER.  Upon Borrowers' previous request, Lenders waive any Potential
     ------
Default or Event of Default that may exist solely as a result of (A) errors in the Borrowing-Base Reports (UK Facility) delivered for the months ending December 31, 1996, and March 31, 1997, (B) US Borrower's failure to give Administrative Agent 30-days written notice of the Name Changes in violation of PARAGRAPH 7(a)(ii) of the Security Agreement, (C) the Rate-Protection Arrangements described in PARAGRAPH 2(A)(5) above, or (D) any of the events described in PARAGRAPH 5 of this document to the extent that those events have occurred prior to the effective date of this document. Except as expressly stated, this paragraph is not a waiver of existing or future Potential Defaults or Events of Default or a waiver of Lenders' rights to insist upon compliance by all other relevant parties with each Loan Document.

5.   CONSENTS.  Upon Borrowers' previous request, Lenders consent to the
     --------
following:

     (A) The transfers of capital stock and Restructure Notes as part of the Restructure Phase I and the Restructure Phase II, which transfer would, without the consent of Required Lenders, violate SECTIONS 11.1 and 12.1.

     (B) The issuance of the Korean Stock to Mr. Tae Soo Kim in connection with the possible future Issuance and Repurchase, which issuance would, without the consent of Required Lenders, violate SECTION 11.1.

     (C) US Borrower's possible future repurchase of the Korean Stock in connection with the Issuance and Repurchase, which repurchase would, without the consent of Required Lenders, violate SECTION 10.6.

This paragraph is not a consent to any transactions, events, or circumstances other than those expressly stated above and does not affect Lenders' rights to insist upon compliance with the applicable provisions of the Loan Documents.

6.   CONDITIONS PRECEDENT. Notwithstanding any contrary provision, the foregoing
     --------------------
paragraphs in this document are not effective unless and until (A) the representations and warranties in this document are true and correct, (B) US Borrower has received since June 1, 1997, at least $15,000,000 of cash from any combination of the Series G Issue and the CVD Transaction (including, for purposes of this condition, the cash and cash equivalents received from PMT CVD Partners, L.P.), and furnished Administrative Agent evidence of that receipt and issuance that is acceptable to Administrative Agent, and (C) Administrative Agent receives (1) counterparts of this document executed by each party on the signature page or pages of this document, and (2) each document and other item listed in PART A on the attached ANNEX A, each of which must be in form, substance, and number of counterparts as may be acceptable to Agents and their respective counsel.

7.   RATIFICATIONS.  Each Borrower (A) ratifies and confirms all provisions of
     -------------
the Loan Documents applicable to that Borrower, (B) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Administrative Agent or UK-Collateral Agent under the Loan Documents by that Borrower are not released, reduced, or otherwise adversely affected by this agreement and continue to guarantee, assure, and secure full payment and performance of the present and future US Obligation or UK Obligation, as applicable, and (C) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents and certificates as Administrative Agent or UK-Collateral Agent may request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

8.   REPRESENTATIONS.  Each Borrower represents and warrants to Administrative
     ---------------
Agent, UK-Collateral Agent, and Lenders that as of the date of this document (A) each Company named on the signature pages of this document has all requisite authority and power to execute, deliver, and perform its obligations under this document, which execution, delivery, and performance have been duly authorized by all necessary corporate action, require no action by or filing with any Governmental Authority, do not violate any of its Organizational Documents or (except where not a Material-Adverse Event) violate any Governmental Requirement applicable to it or any material agreement to which it or its assets are bound,
(B) upon execution and delivery by all parties to it, this document will constitute the legal and binding obligation of each Company named on the signature pages of this document, enforceable against it in accordance with this document's terms except as that enforceability may be limited by Debtor Laws and general principles of equity, (C) all representations and warranties made by that Borrower in the Loan Documents are true and correct in all material respects except to the extent that (1) any of them speak to a different specific date or (2) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement, and (D) except as waived (temporarily or otherwise) by this agreement, no Material-Adverse Event, Event of Default, or Potential Default exists.

9.   EXPENSES.  Borrowers shall pay all costs, fees, and expenses paid or
     --------
incurred by Administrative Agent and UK-Collateral Agent incident to this document, including, without limitation, the reasonable fees and expenses of Administrative Agent's and UK-Collateral Agent's respective counsel in connection with the negotiation, preparation, delivery, and execution of this document and any related documents.

10.  MISCELLANEOUS.  This document is a "Loan Document" referred to in the
     -------------
Credit Agreement, and the provisions relating to Loan Documents in SECTIONS 1 and 17 of the Credit Agreement are incorporated in this document by reference. Unless stated otherwise (A) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (B) headings and captions may not be construed in interpreting provisions, (C) this document must be construed, and its performance enforced, under California law, (D) if any part of this document is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this document may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

11.  ENTIRETIES.  THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE
     ----------
PARTIES ABOUT THE SUBJECT MATTER OF THIS DOCUMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

12.  PARTIES.  This document binds and inures to US Borrower, UK Borrowers,
     -------
Administrative Agent, UK-Collateral Agent, Lenders, and their respective successors and assigns.

                     REMAINDER OF PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGE FOLLOWS.

     EXECUTED as of the date first stated above.

TRIKON TECHNOLOGIES, INC.,                  NATIONSBANK OF TEXAS, N.A.,
formerly known as Plasma & Materials        as Administrative Agent and a
Technologies, Inc., as US Borrower          Lender

By                                          By
  -----------------------------------         ----------------------------------
  Gregor A. Campbell, Chief Executive         Stan W. Reynolds, Vice President
  Officer

TRIKON TECHNOLOGIES LIMITED,                LLOYDS BANK PLC, as UK-Collateral
formerly known as Electrotech Limited,      Agent and a Lender
as a UK Borrower

By                                          By
  -----------------------------------         ----------------------------------
  Name:                                       Peter J. Cannon, Director
       ------------------------------
  Title:
        -----------------------------

TRIKON EQUIPMENTS LIMITED, formerly         SILICON VALLEY BANK, as a Lender
known as Electrotech Equipments Limited, as a UK Borrower

By                                          By
  -----------------------------------         ----------------------------------
  Name:                                       Doug Rosenthal, Senior Vice
       ------------------------------         President
  Title:
        -----------------------------

                        First Amendment Signature Page
                               One of Two Pages

  To induce Administrative Agent, UK-Collateral Agent, and Lenders to enter into this document, the undersigned consent and agree (a) to its execution and delivery, (b) that this document in no way releases, diminishes, impairs, reduces, or otherwise adversely affects any Liens, charges, guaranties, assurances, or other obligations or undertakings of any of the undersigned under any Loan Documents, and (c) waive notice of acceptance of this consent and agreement, which consent and agreement binds each of the undersigned and their respective successors and permitted assigns and inures to Administrative Agent, UK-Collateral Agent, Lenders, and their respective successors and permitted assigns.

E.T. EQUIPMENTS LIMITED                ELECTROTECH (ASIA) LIMITED


By                                     By
  ----------------------------           ----------------------------
  Name:                                  Name:
       -----------------------                -----------------------
  Title:                                 Title:
        ----------------------                 ----------------------


E.T. FABRICATIONS LIMITED              VACUUM CONTROL SYSTEMS LIMITED


By                                     By
  ----------------------------           ----------------------------
  Name:                                  Name:
       -----------------------                -----------------------
  Title:                                 Title:
        ----------------------                 ----------------------


E.T. ELECTROTECH RESEARCH              ELECTROTECH INTERNATIONAL
LIMITED                                LIMITED


By                                     By
  ----------------------------           ----------------------------
  Name:                                  Name:
       -----------------------                -----------------------
  Title:                                 Title:
        ----------------------                 ----------------------

                        First Amendment Signature Page
                               One of Two Pages